                                                             Exhibit 16(a)(v)

                   INTERMEDIATE TERM MUNICIPAL INCOME FUND

                              CALCULATION OF YIELD

  The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b      6
                        YIELD (y) = 2[( ---- + 1)  - 1]
                                         cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period


                         Class A            Class B             Class C
                       -----------        -----------         -----------
                       a =    58,778       a =    74,972       a =  13,341
    without            b =    13,138       b =    27,196       b =   4,832
     waiver            c = 1,222,079       c = 1,558,505       c = 277,301
                       d =     10.89       d =     10.53       d =   10.53
                       y =      4.15%      y =      3.52%      y =    3.52%


                         Class A            Class B             Class C
                       -----------        -----------         -----------
                       a =    58,778       a =    74,972       a =  13,341
      with             b =    11,441       b =    25,031       b =   4,447
     waiver            c = 1,222,079       c = 1,558,505       c = 277,301
                       d =     10.89       d =     10.53       d =   10.53
                       y =      4.31%      y =      3.68%      y =    3.68%

                    INTERMEDIATE TERM MUNICIPAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1997



                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price



Class A Shares


                                  $.474
                                 ------
                                 $10.89                 = 4.35%



Class B Shares


                                  $.402
                                 ------
                                 $10.53                 = 3.82%



Class C Shares


                                  $.402
                                 ------
                                 $10.53                 = 3.82%

                    INTERMEDIATE TERM MUNICIPAL INCOME FUND
                  CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                   SEC Yield
                                  ------------
                                  1 - Tax Rate

Class A Shares


                                   4.15%
                                   -------
                                   1-36.0%                      = 6.48%


Class B Shares

                                   3.52%
                                   -------
                                   1-36.0%                      = 5.50%


Class C Shares

                                   3.52%
                                   -------
                                   1-36.0%                      = 5.50%


              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                               Distribution Rate
                               -----------------
                                  1 - Tax Rate


Class A Shares


                                   4.35%
                                   -------
                                   1-36.0%                      = 6.80%


Class B Shares

                                   3.82%
                                   -------
                                   1-36.6%                      = 5.97%

Class C Shares

                                   3.82%
                                   -------
                                   1-36.0%                      = 5.97%

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   10.54
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,046.00   =    ERV
          One year period ended 12/31/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 4.60%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   10.54
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,080.77   =    ERV
          One year period ended 12/31/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 8.08%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   10.54
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,309.42   =    ERV
          Inception through 12/31/97                  4.60   =    n

          TOTAL RETURN FOR THE PERIOD                 6.04%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   10.54
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,353.93   =    ERV
          Inception through 12/31/97                  4.60   =    n

          TOTAL RETURN FOR THE PERIOD                 6.81%  =    T

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997



     Formula                                 ERV - P
                                             -------
                                                P             =    T

     Including Payment of the Sales Charge
     Net Asset Value                                  $   10.54
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,309.42   =    ERV

     TOTAL RETURN FOR THE PERIOD                         30.94%   =    T


     Excluding Payment of the Sales Charge
     Net Asset Value                                  $   10.54
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $1,353.93   =    ERV

     TOTAL RETURN FOR THE PERIOD                         35.39%   =    T

           INTERMEDIATE TERM MUNICIPAL  INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $   10.53
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,042.32   =    ERV
              One year period ended 12/31/97          1   =    n

              TOTAL RETURN FOR THE PERIOD         4.23%   =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $   10.53
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,072.32   =    ERV
              One year period ended 12/31/97          1   =    n

              TOTAL RETURN FOR THE PERIOD         7.23%   =    T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                      n
              Formula                           P(1+T)   =    ERV


              Including Payment of the CDSC
              Net Asset Value                $   10.53
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,309.51   =    ERV
              Inception through 12/31/97          4.60   =    n

              TOTAL RETURN FOR THE PERIOD        6.04%   =    T


              Excluding Payment of the CDSC
              Net Asset Value                $   10.53
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,309.51   =    ERV
              Inception through 12/31/97          4.60   =    n

              TOTAL RETURN FOR THE PERIOD        6.04%   =    T

           INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS B SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997


         Formula                         ERV - P
                                         -------
                                             P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $   10.53
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,309.51   =    ERV

         TOTAL RETURN FOR THE PERIOD                  30.95%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                          $   10.53
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,309.51   =    ERV

         TOTAL RETURN FOR THE PERIOD                  30.95%  =    T

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                             n
         Formula                                       P(1+T)   =    ERV

         Including Payment of the CDSC
         Net Asset Value                            $   10.53
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,062.32   =    ERV
         One year period ended 12/31/97                     1   =    n

         TOTAL RETURN FOR THE PERIOD                    6.23%   =    T


         Excluding Payment of the CDSC
         Net Asset Value                            $   10.53
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,072.32   =    ERV
         One year period ended 12/31/97                     1   =    n

         TOTAL RETURN FOR THE PERIOD                    7.23%   =    T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                                             n
         Formula                                       P(1+T)   =    ERV

         Including Payment of the CDSC
         Net Asset Value                            $   10.53
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,221.24   =    ERV
         Inception through 12/31/97                      4.20   =    n

         TOTAL RETURN FOR THE PERIOD                    4.87%   =    T

         Excluding Payment of the CDSC
         Net Asset Value                            $   10.53
         Initial Investment                         $1,000.00   =    P
         Ending Redeemable Value                    $1,221.24   =    ERV
         Inception through 12/31/97                      4.20   =    n

         TOTAL RETURN FOR THE PERIOD                    4.87%   =    T

            INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997


         Formula                   ERV - P
                                   -------
                                       P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $   10.53
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,221.24   =    ERV

         TOTAL RETURN FOR THE PERIOD                 22.12%   =    T

         Excluding Payment of the CDSC
         Net Asset Value                          $   10.53
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,221.24   ERV

         TOTAL RETURN FOR THE PERIOD                 22.12%   =    T